Exhibit 99.2 Investor Presentation 2019 First Quarter Earnings April 23, 2019

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) an ongoing investigation by the SEC as well as any related litigation or other litigation may result in adverse findings, reputational damage, the imposition of sanctions, increased costs, the diversion of management time and resources, and other negative consequences; (ii) the costs and effects of litigation generally, including legal fees and other expenses, settlements and judgments; (iii) the risk that our performance may be adversely affected by the CEO transition we have recently undergone; (iv) the risk that the benefits we realize from exiting the third party mortgage origination and brokered single-family residential lending business will be less than anticipated and that the costs we incur from exiting that business will be greater than anticipated (v) the risk that the savings we actually realize from our recently announced reduction in force and planned reduction in use of third party advisors will be less than anticipated and the risk that the costs associated with the reduction in force will be greater than anticipated; (vi) the risk that we will not be successful in the implementation of our capital utilization strategy and our other strategies for transitioning to a traditional community bank (vii) risks that the Company’s merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (viii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including but not limited to the effectiveness of our underwriting practices and the risk of fraud, any of which credit and operational risks may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan and lease portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (ix) the quality and composition of our securities portfolio; (x) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (xi) continuation of or changes in the short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (xii) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xiii) our ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xiv) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, any of which could adversely affect our liquidity and earnings; (xv) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (xvi) our ability to control operating costs and expenses; (xvii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xviii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xix) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xx) the network and computer systems on which we depend could fail or experience a security breach; (xxi) our ability to attract and retain key members of our senior management team; (xxii) the dependency of our single family residential mortgage loan origination business on third party mortgage brokers who are not contractually obligated to business with us; (xxiii) increased competitive pressures among financial services companies; (xxiv) changes in consumer spending, borrowing and saving habits; (xxv) the effects of severe weather, natural disasters, acts of war or terrorism and other external events on our business; (xxvi) the ability of key third-party providers to perform their obligations to us; (xxvii) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxviii) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxix) war or terrorist activities; and (xxx) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

First Quarter 2019 Highlights Continued Progress Towards a Core Commercial Banking Platform  Demand deposit account (“DDA”) balances increased by $114 million, including $97 million Improving Core of noninterest-bearing, with the growth occurring late in the quarter Deposit Base  Released $248 million of brokered deposits following asset sales  Held for investment loans decreased by $144 million De-emphasizing – Sold $243 million of single family loans  Low Margin Loan Gross loan commitment originations of $536 million at an average production yield of 5.29% – De-emphasized brokered loan originations in favor of relationship-based loans Products  Exited the third party mortgage origination (“TPMO”) and brokered Single Family Lending business  Normalizing Reduced securities by $521 million Investment – Collateralized loan obligations (“CLOs”) declined $384 million to $1.04 billion – Completed the sale of the entire $132 million portfolio of commercial mortgage-backed Portfolio securities (“CMBS”) Continued  Noninterest expense totaled $61.8 million Expense  Non-recurring expenses of $5.8 million including $3.0 million of net legal and professional Management fees and $2.8 million of restructuring expenses associated with the exit from the TPMO and brokered single family lending business and CEO transition  Net charge-offs totaled $0.8 million  NPLs & OREO / Loans1 of 0.38%, up from 0.32% a year ago, and ALLL / Loans1 of 0.85%, up Credit and from 0.79% a year ago Capital  Total delinquencies (delinquent non-PCI loans to total non-PCI loans) of 0.79%2  Common Equity Tier 1 ratio of 9.72%  Board has approved a reduction in the quarterly dividend from $0.13 to $0.06 beginning 2Q19 1 Held for investment. 2 Subsequent to quarter end $21 million of loans cured. 2

Strategic Asset Re-Mix Progress De-emphasizing CLOs and Lower Margin Loan Products Total Assets1 Q1 Strategic Asset Re-Mix Activities $10,630 1 Driven by the following activities: ($79) 1 • $365 million in CLO sales and $19 million in calls/early redemptions • $132 million sale of the entire CMBS portfolio ($521) • $4.8 million in agency MBS sales 2 2 $243 million of single family loan sales partially offset by net new loans funded ($144) $9,887 4Q18 Cash and Securities HFI Loans 1Q19 Other 1 Dollars in millions 3

Improving Deposit Base Proceeds from Recent Asset Sales Expected to Reduce Future Cost of Deposits Deposit Composition1 1.67% 1.52% 1.36% 1.15% 0.96% $7,917 $7,725 $7,402 $7,110 $7,136 $1,655 $1,685 $1,512 $1,089 $1,355 $975 $686 $988 $1,543 $1,295 $2,143 $2,312 $2,126 $2,139 $2,051 $1,865 $1,778 $1,714 $1,556 $1,573 $1,039 $1,005 $1,062 $1,023 $1,121 1Q18 2Q18 3Q18 4Q18 1Q19 Nointerest-Bearing DDA Interest-Bearing DDA Savings and Money Market CDs Brokered CDs Cost of Deposits 1 Dollars in millions. Institutional-bank outflow of $0.4M in 1Q18 is included in the total but not shown. 4

Refocusing on Franchise Enhancing Lending De-emphasizing Low Margin, non-Relationship Lending 2019 Q1 gross loan production1 of $536 million at a 5.29% average production yield HFI Loan Production Yields vs. Portfolio Yields2 5.22% 5.26% 5.29% 5.05% 4.76% 4.63% 4.70% 4.74% +6% Q/Q -2% Q/Q +3% Q/Q 31% $7,701 $7,557 $7,036 $7,253 $71 $63 $73 $76 $1,071 $1,077 $1,005 $1,023 $2,013 $1,745 $1,982 $1,82128% 28% $2,241 $1,96014% 14%$2,112 $2,333 $2,174 $2,300 $2,305 $2,103 2Q18 3Q18 4Q18 1Q19 SFR MF C&I CRE3 Other Portfolio Loan Yields New Production Loan Yields 1 Gross loan commitment originations 2 Dollars in millions 5 3 CRE includes Construction

Net Interest Margin Average Interest-Earning Assets1 Net Interest Margin Components $9.8 $9.8 4.53% 4.59% $9.7 4.43% $0.3 $0.3 $0.3 4.35% $2.2 $2.0 $1.8 4.12% $7.2 $7.4 $7.7 2.98% 3.01% 2.93% 2.88% 2.81% 3Q18 4Q18 1Q19 HFI Loans Securities Other2 Interest Income3 1.67% $111.3 1.52% 1.36% $110.7 1.15% 0.96% ($2.7) $1.6 $0.5 4Q18 Securities, Residential Commercial 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 HFS, & Other Mortgage - Loans HFI Earning Asset Yield Net Interest Margin Cost of Deposits 1 Dollars in billions 2 Includes loans held for sale and other interest-earning assets 6 3 Dollars in millions, consolidated operations

Right-Sizing the Expense Base Simplifying Operating Model and Delivering Operational Efficiencies Non-Recurring Adjustments to Continuing Operations Expenses Noninterest Q1 non- Q1 Expense - ($ in millions) recurring Operating Continuing adjustments Expense2 Operations Salaries and employee benefits $ 28.4 $ 28.4 NIE / Average Assets3 Occupancy and equipment 7.7 7.7 Professional fees 11.0 (3.0) 8.0 Data processing 1.5 1.5 Advertising 2.1 2.1 2.33% Regulatory assessments 2.5 2.5 2.30% Reversal of provision for loan repurchases (0.1) (0.1) 2.09% 2.04% Amortization of intangible assets 0.6 0.6 2 Restructuring expense 2.8 (2.8) - 3Q18 4Q18 1Q19 1Q19 Operating All other expense 3.4 3.4 Total Noninterest Expense (ex-loss on investments in alternative energy $ 59.9 $ (5.8) $ 54.1 partnerships) Loss on investments in alternative energy 2.0 partnerships1 Total Noninterest Expense (reported) $ 61.8 1 Loss on investments in alternative energy partnerships create tax credits to offset expense incurred 2 Continuing operations operating expense less non-recurring adjustments. Non-GAAP measure: Reconciliation table above. 7 3 Continuing operations noninterest expense excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets

Focusing on Core, Sustainable Returns Q1 Included Non-Recurring Items Shown Below Q1 Operating Earnings from Continuing Operations ($ in millions) Q1 adjustments1 Continuing Operations (reported) Normalized Tax Rate at 20%2 Net interest income $ 67.8 $ 67.8 Provision for loan and lease losses 2.5 2.5 Total noninterest income 6.3 $ (0.2) 6.1 Total noninterest expense 59.9 (5.8) 54.1 (ex-loss on investments in alternative energy partnerships) Loss on investments in alternative energy partnerships3 2.0 (2.0) - Total noninterest expense 61.9 (7.8) 54.1 Pre-tax income 9.7 7.6 17.3 Income tax expense3 2.7 0.8 3.5 Net income 7.0 6.8 13.8 Preferred stock dividends 4.3 4.3 Net income available to common stockholders $ 2.7 $ 9.5 Diluted earnings per total common share $ 0.05 $ 0.18 Diluted EPS – Continuing Operations $0.13 Adjusted for $0.18 non-recurring items Reported $0.05 1Q19 Reported Adjustments 1Q19 Adjusted 1 Includes non-recurring items, loss on investments in alternative energy partnerships, and income tax expense required to reach a normalized rate of 20% 2 Non-GAAP measure: Reconciliation table above 8 3 Loss on investments in alternative energy partnerships create tax credits to offset expense incurred. Normalized tax rate to 20%.

Asset Quality NPLs & OREO1 NPAs / Equity 0.38% 3.0% 0.36% 2.7% 0.32% 0.33% 0.30% $28.8 2.3% 2.4% $26.0 2.2% $22.2 $23.0 $22.7 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 NPLs & OREO NPLs & OREO / Loans and Leases Receivable ALLL2 and NPL Coverage Total Delinquent Loans / Total Loans3 282% 0.79% 258% 254% 226% 224% 0.63% 0.53% 0.79% 0.81% 0.80% 0.81% 0.85% 0.49% 0.38% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 ALLL / Total Loans ALLL / NPLs 1 NPL: Non-performing loans and leases. OREO: Other real estate owned. Dollars in millions, held for investment. 2 ALLL: Allowance for loan and lease losses 9 3 $21 million of loans cured after quarter end. Pro forma for the loans cured, the 1Q19 ratio would have been 0.53%.

Capital Ratios Exceeding Basel III Guidelines Tier 1 Risk-Based Capital Ratio Supported by $231 Million of Preferred Equity Common Equity Tier 1 Ratio Tier 1 Risk-Based Capital Ratio 9.8% 9.9% 9.8% 9.5% 9.7% 13.7% 13.8% 13.2% 12.8% 13.0% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Tangible Equity / Tangible Assets1 Tangible Common Equity / Tangible Assets1 9.2% 9.2% 9.2% 6.6% 6.6% 6.6% 6.9% 8.8% 8.5% 6.3% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1 Non-GAAP measure. Reconciliation on slide 19. 10

Strategic Direction for BANC Accelerating the Transformation to a Relationship-Focused Community Bank  Jared Wolff joined as President, CEO and a Director on March 18, 2019 New President & CEO  Deep experience in California banking with PacWest Bancorp and City National Bank  Eliminate non franchise-enhancing assets and lines of business  Continue to reduce the size of the CLO portfolio and wind down broker- Right-Size the Balance originated SFR business Sheet  Sell down lower yielding multifamily and SFR portfolios and reduce reliance on wholesale funding  Optimize the capital structure; reduce quarterly dividend to $0.06  Increased relationship-based lending with deposits and reduced reliance on Lower Deposit Costs broker-driven loans through Relationship  Re-price down high-cost retail CDs and other high cost deposit offerings in Focus connection with asset sales  Best in class treasury management to attract and retain clients Improve Operational  Right-size expenses to fit asset size Efficiencies to Reduce  Deploy technology to better serve customers and improve efficiency Expense Burden 11

Accelerating Balance Sheet Transformation: Assets Strategy Shifting to Higher Yielding Interest-Earning Assets Loans and Securities Other Securities 3% Yield Ending Balance C&I 16% Q over Q ($ in thousands) 1Q19 1Q19 4Q18 22% Change Securities 4.13% $ 1,471 $ 1,993 $ (521) 10% 26% Multifamily 4.26% 2,333 2,241 91 CRE MF SFR Mortgage 4.22% 2,103 2,305 (203) 23% SFR • Pursuing opportunities to sell lower yielding SFR and MF loans • Market dependent, CLO sales expected to continue • Expected result = Higher asset yield 12

Accelerating Balance Sheet Transformation: Liabilities Strategy Shifting to Lower Costing Relationship Based Deposits Deposits and FHLB Savings / Brokered CDs Money Market 15% Cost Ending Balance Q over Q 24% ($ in thousands) 1Q19 1Q19 4Q18 Change Brokered CDs 2.43% $ 1,295 $ 1,543 $ (248) 19% Non- brokered CDs Non-brokered CDs 2.29% 1,685 1,655 30 31% 11% FHLB 2.59% 935 1,520 (585) DDA FHLB • Utilize asset sale proceeds to: • Pay down FHLB advances • Redeem brokered deposits • Replace runoff from lowering rates on retail CDs • Expected result = Lower cost of funds 13

Appendix 14

Securities Portfolio Securities Portfolio Detail1 Amortized Amortized 1Q Fair Value Book Yield Duration Security Type Cost Cost Change 1Q19 1Q19 1Q19 4Q18 1Q19 Gov’t & Agency (Agency MBS) $ 463 $ 450 ($ 13) $ 435 2.62% 6.89 CLOs 1,431 1,047 (384) 1,036 4.42% 0.32 CMBS 135 0 (135) 0 n/m n/m Total Securities 2,030 1,497 (533) 1,471 3.88% 2.29 Portfolio Profile1 Portfolio Average Balances and Yields Credit Rating Composition $2.5 $2.3 $2.2 $2.0 AAA CLO $24 $1.8 Gov't AAA 4.13% 31% AGC 30% 3.88% 3.78% 3.78% AA CLO 3.47% 69% 70% 1Q18 2Q18 3Q18 4Q18 1Q19 AA CLO Average Balance ($ in billions) Yield $1,023 1 Dollars in millions. Values that are greater than $0.0 million (or 0.0%) but less than $0.5 million (or 0.5%) are not shown. 15

# BANC Fast Facts & Preferred Equity Capital Structure

| (Dollars in millions)[1] | 1Q19 | 4Q18 | 3Q18 | 2Q18 | 1Q18 |
|---|---|---|---|---|---|
| Total assets[2] | $ 9,887 | $ 10,630 | $ 10,261 | $ 10,319 | $ 10,329 |
| Securities available-for-sale | 1,471 | 1,993 | 2,060 | 2,297 | 2,425 |
| Loans and leases receivable | 7,557 | 7,701 | 7,253 | 7,036 | 6,931 |
| Total deposits | 7,725 | 7,917 | 7,402 | 7,136 | 7,110 |
| Net interest income | 67.8 | 70.7 | 71.2 | 72.8 | 71.4 |
| Provision for loan and lease losses | 2.5 | 6.7 | 1.4 | 2.7 | 19.5 |
| Total noninterest income | 6.3 | 2.4 | 4.8 | 8.1 | 8.6 |
| Noninterest expense[3,4] | 59.9 | 48.8 | 58.4 | 60.7 | 59.8 |
| Loss on investments in alternative energy partnerships | 2.0 | 0.8 | 2.5 | 1.8 | n/m |
| Total noninterest expense - reported | 61.8 | 49.6 | 60.9 | 62.5 | 59.8 |
| Net Income | 7.0 | 10.8 | 10.4 | 13.9 | 7.1 |
| Diluted earnings per share | $ 0.05 | $ 0.12 | $ 0.06 | $ 0.16 | $ 0.03 |
| Return on average assets[2] | 0.28% | 0.43% | 0.43% | 0.58% | 0.34% |
| Efficiency Ratio[2,5] | 83.00% | 67.09% | 77.88% | 73.50% | 65.70% |

| Preferred Equity | Class / Series | CUSIP | Issue Date | Amount Out ($000) | Dividend Rate / Coupon (%) | First Callable Date |
|---|---|---|---|---|---|---|
| Preferred Equity: Non-Cumulative, Perpetual | E | 05990K874 | 2/8/2016 | 125,000 | 7.000% | 3/15/2021 |
| Preferred Equity: Non-Cumulative, Perpetual | D | 05990K882 | 4/8/2015 | 115,000 | 7.375% | 6/15/2020 |
| **Total Preferred Equity** | | | | **$240,000** | | |

1 All figures from continuing operations unless noted; dollars in millions unless noted per share or percentage.
2 Consolidated operations; Efficiency ratio adjusted for including the pre-tax effect of investments in alternative energy partnerships.
3 Excluding loss on investments in alternative energy partnerships. 4 Non-GAAP measure. Reconciliation within table above. 5 Non-GAAP measure. Reconciliation on slide 18.

16

Non-GAAP Financial Information This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These measures include noninterest expense from continuing operations, operating expense from continuing operations, noninterest expense to average assets, and diluted earnings per common share from continuing operations, adjusted for non-recurring items, each excluding loss on investments in alternative energy partnerships and the latter three adjusted for non-recurring items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 7, 8, 16, 18-21 of this presentation. Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships. These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company’s businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 18-21 of this presentation. 17

# Non-GAAP Reconciliation

## Adjusted Efficiency Ratio Including the Pre-tax Effect of Investments in Alternative Energy Partnerships

| (Dollars in thousands) | 1Q19 | 4Q18 | 3Q18 | 2Q18 | 1Q18 |
|---|---|---|---|---|---|
| Noninterest expense | $ 61,835 | $ 49,578 | $ 60,977 | $ 62,554 | $ 59,812 |
| (Loss) gain on investments in alternative energy partnerships | (1,950) | (786) | (2,484) | (1,808) | 34 |
| Adjusted noninterest expense | $ 59,885 | $ 48,792 | $ 58,493 | $ 60,746 | $ 59,846 |
| | | | | | |
| Net interest income | $ 67,808 | $ 70,842 | $ 71,322 | $ 72,953 | $ 71,624 |
| Noninterest income | 6,295 | 2,644 | 5,718 | 9,168 | 10,452 |
| Total revenue | 74,103 | 73,486 | 77,040 | 82,121 | 82,076 |
| Tax credit from investments in alternative energy partnerships | - | - | 412 | 1,912 | 7,323 |
| Deferred tax expense on investments in alternative energy partnerships | - | - | (43) | (211) | (769) |
| Tax effect on tax credit and deferred tax expense | - | 26 | 180 | 631 | 2,422 |
| (Loss) gain on investments in alternative energy partnerships | (1,950) | (786) | (2,484) | (1,808) | 34 |
| Total pre-tax adjustments for investments in alternative energy partnerships | (1,950) | (760) | (1,935) | 524 | 9,010 |
| Adjusted total revenue | $ 72,153 | $ 72,726 | $ 75,105 | $ 82,645 | $ 91,086 |
| | | | | | |
| Efficiency ratio | 83.44% | 67.47% | 79.15% | 76.17% | 72.87% |
| Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships | 83.00% | 67.09% | 77.88% | 73.50% | 65.70% |
| | | | | | |
| Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense | 27.00% | 27.42% | 32.81% | 27.07% | 26.98% |

18

Non-GAAP Reconciliation Tangible Common Equity to Tangible Assets and Tangible Equity to Tangible Assets (Dollars in thousands) 1Q19 4Q18 3Q18 2Q18 1Q18 Tangible common equity to tangible assets ratio Total assets $ 9,886,525 $ 10,630,067 $ 10,260,822 $ 10,319,280 $ 10,329,319 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (5,726) (6,346) (6,990) (7,683) (8,510) Tangible assets $ 9,843,655 $ 10,586,577 $ 10,216,688 $ 10,274,453 $ 10,283,665 Total stockholders' equity $ 948,325 $ 945,534 $ 946,678 $ 988,688 $ 993,756 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (5,726) (6,346) (6,990) (7,683) (8,510) Tangible equity 905,455 902,044 902,544 943,861 948,102 Less preferred stock (231,128) (231,128) (231,128) (269,071) (269,071) Tangible common equity $ 674,327 $ 670,916 $ 671,416 $ 674,790 $ 679,031 Tangible equity to tangible assets 9.20% 8.52% 8.83% 9.19% 9.22% Tangible common equity to tangible assets 6.85% 6.34% 6.57% 6.57% 6.60% 19

Non-GAAP Reconciliation Return on Average Tangible Common Equity (Dollars in thousands) 1Q19 4Q18 3Q18 2Q18 1Q18 Return on tangible common equity Average total stockholders' equity $ 956,700 $ 960,242 $1,000,819 $1,000,856 $1,019,961 Less average preferred stock (231,128) (231,128) (260,822) (269,071) (269,071) Less average goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less average other intangible assets (6,128) (6,731) (7,412) (8,110) (8,972) Average tangible common equity $ 682,300 $ 685,239 $ 695,441 $ 686,531 $ 704,774 Net income $ 7,037 $ 11,038 $ 11,096 $ 14,780 $ 8,558 Less preferred stock dividends and impact of preferred stock redemption (4,308) (4,308) (7,277) (5,113) (5,113) Add amortization of intangible assets 620 644 693 827 843 Add impairment on intangible assets - - - - - Less tax effect on amortization and impairment of intangible assets (130) (135) (146) (174) (177) Net income available to common stockholders $ 3,219 $ 7,239 $ 4,366 $ 10,320 $ 4,111 Return on average equity 2.98% 4.56% 4.40% 5.92% 3.40% Return on average tangible common equity 1.91% 4.19% 2.49% 6.03% 2.37% Effective tax rate utilized for calculating tax effect on amortization and impairment of intangible assets 21.00% 21.00% 21.00% 21.00% 21.00% 20

Non-GAAP Reconciliation Noninterest Expense / Average Assets (in millions) 1Q19 4Q18 3Q18 2Q18 1Q18 Operating Expense (NIE) Total noninterest expense $ 61.8 $ 49.6 $ 60.9 $ 62.5 $ 59.8 Less loss on investments in alternative energy partnerships (2.0) (0.8) (2.5) (1.8) 0.0 Less non-recurring items (5.8) 3.4 (8.0) (6.4) (1.0) Salaries and employee benefits - - - - 0.9 Professional fees (3.0) 2.7 (5.9) (1.5) (4.4) Reversal of provision for loan repurchases - - - - 1.8 Restructuring expense (2.8) 0.1 (0.6) (4.0) - Other expense - 0.6 (1.5) (0.9) 0.7 Total operating expense (NIE) $ 54.0 $ 52.2 $ 50.4 $ 54.3 $ 58.8 Total operating expense (NIE) annualized $ 216.1 $ 208.6 $ 201.8 $ 217.2 $ 235.2 NIE1 / Average Assets 2.10% 2.04% 1.99% 2.12% 2.29% 1. Continuing operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets 21